UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 17, 2005

FINANCIAL ASSET SECURITIES CORP.

(as depositor under the Pooling and Servicing Agreement,

dated as of March 15, 2005, providing for the issuance of

Equifirst Mortgage Pass-Through Certificates, Series 2005-1)

Financial Asset Securities Corp.
(Exact name of registrant as specified in its charter)

Delaware	333-121661	06-1442101
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

600 Steamboat Road, Greenwich, Connecticut		06830
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (203) 625-2700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Completion of Acquisition or Disposition of Assets

Item 2.01	Completion of Acquisition or Disposition of Assets
Item 2.	Acquisition or Disposition of Assets

Description of the Certificates and the Mortgage Pools

On March 17, 2005, a single series of certificates, entitled EquiFirst Mortgage Loan Trust, Series 2005-1, Mortgage Pass-Through Certificates (the “Certificates”), was issued pursuant to a pooling and servicing agreement, dated as of March 15, 2005 (the “Agreement”), attached hereto as Exhibit 4.1, among Financial Asset Securities Corp. as depositor (the “Depositor”), Saxon Mortgage Services, Inc. as servicer (“Saxon”) and Deutsche Bank National Trust Company as trustee. The Certificates consist of seventeen classes of certificates (collectively, the “Certificates”), designated as the “Class A-1 Certificates,” the “Class A-2 Certificates,” the “Class A-3 Certificates,” the “Class A-4 Certificates”, the “Class M-1 Certificates,” the “Class M-2 Certificates,” the “Class M-3 Certificates,” the “Class M-4 Certificates,” the “Class M-5 Certificates,” the “Class M-6 Certificates,” “Class M-7 Certificates,” the “Class M-8 Certificates,” the “Class M-9 Certificates,” the “Class B-1 Certificates,” the “Class B-2 Certificates” the “Class B-3 Certificates” the “Class B-4 Certificates” the “Class R Certificates” and the “Class R-X Certificates.” The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the “Trust Fund”), consisting primarily of a segregated pool (the “Mortgage Pool”) of conventional, one- to four- family, adjustable-rate, interest-only mortgage loans secured by first liens on residential real properties having original terms to maturity not greater than 30 years (the “Mortgage Loans”). The Mortgage Pool consists of Mortgage Loans having an aggregate principal balance of $767,546,570.87 as of March 15, 2005 (the “Cut-off Date”). The Mortgage Loans were purchased pursuant to the Mortgage Loan Purchase Agreement, dated March 14, 2005, among EquiFirst Corporation, Greenwich Capital Financial Products, Inc. and Financial Asset Securities Corp. “Class A-1 Certificates,” the “Class A-2 Certificates,” the “Class A-3 Certificates,” the “Class A-4 Certificates”, the “Class M-1 Certificates,” the “Class M-2 Certificates,” the “Class M-3 Certificates,” the “Class M-4 Certificates,” the “Class M-5 Certificates,” the “Class M-6 Certificates,” “Class M-7 Certificates,” the “Class M-8 Certificates” and the “Class M-9

Certificates” (together, the “Offered Certificates”) were sold by the Depositor to Greenwich Capital Markets, Inc., Morgan Keegan & Company, Inc. and Sandler O’Neill & Partners, L.P. (the “Underwriters”), an affiliate of the Depositor, pursuant to an Underwriting Agreement, dated March 14, 2005, between the Depositor and the Underwriter.

The Offered Certificates, and the Mortgage Loans are more particularly described in the Prospectus Supplement, dated March 14, 2005, and the Prospectus, dated February 22, 2005 as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The “Class B-1 Certificates,” the “Class B-2 Certificates,” the “Class B-3 Certificates”, the “Class B-4 Certificates”, the “Class C Certificates”, the “Class P Certificates”, the “Class R Certificates” and the “Class R-X Certificates” have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

Class	Initial Certificate Principal Balance or Notional Amount	Pass-Through Rate
A-1	$226,500,000	Variable
A-2	$133,240,000	Variable
A-3	$159,880,000	Variable
A-4	$43,761,000	Variable
M-1	$44,901,000	Variable
M-2	$26,864,000	Variable
M-3	$15,351,000	Variable
M-4	$15,351,000	Variable
M-5	$14,583,000	Variable
M-6	$14,583,000	Variable
M-7	$14,967,000	Variable
M-8	$10,362,000	Variable
M-9	$7,675,000	Variable
R	$100	--

Section 9 – Financial Statements and Exhibits

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits.
(a)	Not applicable
(b)	Not applicable
(c)	Exhibits:

Exhibit No. 4.1

Description

Pooling and Servicing Agreement, dated as of March 15, 2005, among Financial Asset Securities Corp. as depositor, Saxon Mortgage Services, Inc. as servicer and Deutsche Bank National Trust Company as trustee relating to the Series 2005-1 Certificates

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: April 1, 2005

Financial Asset Securities Corp.

By:	/s/ Frank Skibo
Name:	Frank Skibo
Title:	Managing Director

Index to Exhibits

Exhibit No.	Description
4.1

Pooling and Servicing Agreement, dated as of March 15, 2005, among Financial Asset Securities Corp. as depositor, Saxon Mortgage Services, Inc. as servicer and Deutsche Bank National Trust Company as trustee relating to the Series 2005-1 Certificates

Exhibit 4.1